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                                 EXHIBIT 10.15


                               SECURITY AGREEMENT


         This Security Agreement is entered into effective this 1st day of May, 1996, by JCW MEDICAL ASSOCIATES, P.A. a Texas professional association, 4301 A Vista, Pasadena, Texas 77151 , Harris County, Texas ("Grantor"), to DOCTORS PRACTICE MANAGEMENT, INC., 4301 Vista, Pasadena, Texas 77027 ("Lender").

         FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, Grantor grants to Lender the security interest hereinafter set forth and agrees with Lender as follows:

A. OBLIGATIONS SECURED. The security interest granted hereby is to secure punctual payment and performance of all obligations of Grantor now or hereafter existing under (i) the Credit Agreement of even date herewith between Grantor and the Lender (the "Credit Agreement"), and all Promissory Note(s) issued thereunder (the Credit Agreement and all such Promissory Notes, together with this Agreement, being hereafter collectively referred to as the "Loan Documents"), and (ii) the terms of all other indebtedness now or hereafter owed by Grantor to Lender, whether for principal, interest, fees, expenses or otherwise and whether direct or indirect, primary or contingent, (all such obligations being hereafter referred to as the "Obligations"). Capitalized terms used but not defined herein which are defined in the Loan Documents shall have the meaning assigned to such terms in the Loan Documents.

B. USE OF COLLATERAL. Grantor represents, warrants and covenants that the Collateral will be used by the Grantor primarily for business use.

C. DESCRIPTION OF COLLATERAL. Grantor hereby grants to Lender a security interest in and agrees that Lender shall continue to have a security interest in, the following property, to wit:

         (a) All Inventory. A security interest in all of Grantor's inventory, including all goods, merchandise and other tangible personal property, specifically including. medical supplies, wheresoever located, now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts for service or used or consumed in Grantor's business and all additions and accessions thereto and contracts with respect thereto and all documents of title evidencing or representing any part thereof, and all products and proceeds thereof, wherever located and however situated.

         (b) All Accounts. A security interest in all accounts now owned or existing as well as any and all that may hereafter arise or be acquired by Grantor, and all the proceeds and products thereof, including without limitation, all notes, drafts, acceptances, instruments and chattel paper arise there from, and all returned or repossessed goods arising from or relating to any such accounts, or other proceeds of any sale or other disposition of inventory.

         (c) All Equipment. A security interest in all equipment of every nature and


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description whatsoever now owned or hereafter acquired by Grantor including all appurtenances and additions thereto and substitutions therefor, wheresoever located, including all tools, parts and accessories used in connection therewith.

         (d) General Intangibles. A security interest in all general intangibles and other personal property now owned or hereafter acquired by Grantor other than goods, accounts, chattel paper, documents and instruments.

         (e) Chattel Paper. A security interest in all of Grantor's interest under chattel paper, lease agreements and other instruments or documents, whether now existing or owned by Grantor or hereafter arising or acquired by Grantor, evidencing both a debt and security interest in or lease of specific goods.

         (f) Instruments. A pledge and assignment of said security interest in all of Grantor's now owned or existing as well as hereafter acquired or arising instruments and documents.

         The term "Collateral,, as used in this Agreement shall mean and include, and the security interest shall cover, all of the foregoing property, as well as any accessions, additions and attachments thereto and the proceeds and products thereof or other proceeds of any sale or other disposition of such property.

D. REPRESENTATIONS, WARRANTIES AND COVENANTS OF Grantor. Grantor represents and warrants as follows:

         1. Ownership; No Encumbrances. Except for the security interest granted hereby and as permitted under the Loan Documents, the Grantor is the owner of the Collateral free and clear from all charges, liens, security interests, adverse claims and encumbrances of any and every nature whatsoever.

         2. No Financing Statements. Except as permitted in the Loan Documents or as disclosed to Lender, there is no financing statement or similar filing now on file in any public of f ice covering any part of the Collateral, and Grantor will not execute and there will not be on file in any public office any financing statement or similar filing except the financing statements filed or to be filed in favor of Lender.

         3. Accuracy Of Information. All information furnished to Lender concerning Grantor, the Collateral and the Obligations, or otherwise for the purpose of obtaining or maintaining credit, is or will be at the time the same is furnished, accurate and complete in all material respects.

         4. Authority. Grantor has full right and authority to execute and perform this Agreement and to create the security interest created by this Agreement. The making and performance by Grantor of this Agreement will not violate any articles of incorporation, bylaws or similar document respecting Grantor, any provision of law, any order of court or governmental agency, or any indenture or other agreement to which Grantor is a party, or by which Grantor or any of Grantor's property is bound, or be in conflict with, result in a breach of or constitute





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(with due notice and/or lapse of time) a default under any such indenture or other agreement, or result in the creation or imposition of any charge, lien, security interest, claim or encumbrance of any and every nature whatsoever upon the Collateral, except as contemplated by this Agreement.

         5. Addresses. The address of Grantor designated at the beginning of this Agreement is Grantor's place of business if Grantor has only one place of business or Grantor's chief executive office if Grantor has more than one place of business. Grantor agrees not to change such address without advance written notice to Lender.

E.       GENERAL COVENANTS.  Grantor covenants and agrees as follows:

         1. Operation of the Collateral. Grantor agrees to maintain and use the Collateral solely in the conduct of its own business, in a careful and proper manner, and in conformity with all applicable permits or licenses. Grantor shall comply in all material respects with all applicable statutes, laws, ordinances and regulations. Grantor shall not use the Collateral in any unlawful manner or for any unlawful purposes, or in any manner or for any purpose that would expose the Collateral to unusual risk, or to penalty, forfeiture or capture, or that would render inoperative any insurance in connection with the Collateral.

         2. Condition. Grantor shall maintain, service and repair that portion of the Collateral constituting equipment (referred to in Paragraph C
(a) above) so as to keep it in good operating condition in accordance with good business practices. Grantor shall replace within a reasonable time all parts that may be worn out, lost, destroyed or otherwise rendered unfit for use, with appropriate replacement parts. Grantor shall obtain and maintain in good standing at all times all applicable permits, licenses, registrations and certificates respecting the Collateral.

         3. Assessments. Grantor shall promptly pay when due all taxes, assessments, license fees, registration fees, and governmental charges levied or assessed against Grantor or with respect to the Collateral or any part thereof, except for any such item contested in good faith by Grantor f or which adequate reserves have been established.

         4. No Encumbrances. Except as permitted in the Loan Agreement, Grantor agrees not to suffer or permit any charge, lien security interest, adverse claim or encumbrance of any and every nature whatsoever against the Collateral or any part thereof.

         5. No Removal. Except as otherwise provided in this Agreement, Grantor shall not remove the Collateral from the county or counties designated at the beginning of this Agreement without Lender's prior written consent.

         6. No Transfer. Except in the ordinary course of business, Grantor shall not, without the prior written consent of Lender, sell, assign, transfer, lease, encumber, hypothecate or dispose of the Collateral, or any part thereof, or interest therein, or offer to do any of the foregoing.

         7. Notices and Reports. Grantor shall promptly notify Lender in writing of any change in the name, identity or structure of Grantor, any charge, lien, security interest, claim or





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encumbrance asserted against the Collateral, any litigation against Grantor or the Collateral not fully covered by insurance, any theft, loss, injury or similar incident involving the Collateral, and any other material matter adversely affecting Grantor or the Collateral. Grantor shall furnish such other reports, information and data regarding Grantor's financial condition and operations ' the Collateral and such other matters as Lender may request from time to time.

         8. Landlord's Waivers. Grantor shall furnish to Lender, if requested, a landlord's waiver of all liens with respect to any Collateral covered by this Agreement that is or may be located upon leased premises, such landlord' s waivers to be in such form and upon such terms as are acceptable to Lender.

         9. Additional Filings. Grantor agrees to execute and deliver such financing statement or statements, or amendments thereof or supplements thereto, or other documents as Lender may from time to time require in order to comply with the Texas Uniform Commercial Code (or other applicable state law of the jurisdiction where any of the Collateral is located) and to preserve and protect the Lender's rights to the Collateral.

         10. Protection of Collateral. Lender, at its option, whether before or after default, but without any obligation whatsoever to do so, may upon notice to Borrower (to the extent practicable) (a) discharge taxes, claims, charges, liens, security interests, assessments or other encumbrances of any and every nature whatsoever at any time levied, placed upon or asserted against the Collateral, (b) place and pay for insurance on the Collateral, including insurance that only protects Lender's interest, to the extent insurance is required to be maintained hereunder or in any other Loan Document,
(c) pay the actual, necessary and reasonable costs of the repair, improvement, testing, maintenance and preservation of the Collateral, (d) pay any filing, recording, registration, licensing or certification fees or other fees and charges related to the Collateral, or (e) take any other action to preserve and protect the Collateral and Lender's rights and remedies under this Agreement as Lender may reasonably deem necessary or appropriate. Grantor agrees that Lender shall have no duty or obligation whatsoever to take any of the foregoing action. Grantor agrees to promptly reimburse Lender upon demand for any payment made or any expense incurred by the Lender pursuant to this authorization. These payments and expenditures, together with interest thereon from date incurred until paid by Grantor at the maximum contract rate allowed under applicable laws, which Grantor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

         11. Inspection. Grantor shall at all reasonable times allow Lender by or through any of its officers, agents, attorneys or accountants, to examine the Collateral, wherever located, and to examine and make extracts from Grantor's books and records.

         12. Further Assurances. Grantor shall do, make, procure, execute and deliver all such additional and further acts, things, deeds, interests and assurances as Lender may reasonably require from time to time to protect, assure and enforce Lender's rights and remedies.

         13. Insurance. Grantor shall have and maintain insurance at all time with respect to all tangible Collateral insuring against risks of fire (including so-called extended coverage), theft


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and other risks as Lender may reasonably require, containing such terms, in such form and amounts and written by such companies as may be reasonably satisfactory to Lender, all of such insurance to contain, if requested by Lender, loss payable clauses in favor of Lender as its interest may appear. All policies of insurance shall provide for fifteen (15) days, written minimum cancellation notice to Lender and at the request of Lender shall be delivered to and held by it. Lender is hereby authorized to act as attorney for Grantor in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts or instruments. Lender shall be authorized to apply the proceeds from any insurance to the Obligations secured hereby whether or not such obligations are then due and payable. Grantor specifically authorizes Lender to disclose information from the policies of insurance to prospective insurers regarding the Collateral. In lieu of the foregoing Grantor may self-insure to the extent permitted under the Loan Documents.

F. EVENTS OF DEFAULT. The occurrence or continuance of an "Event of Default" within the meaning of the Loan Agreement shall constitute an "Event of Default" under this Agreement.

G. REMEDIES. Upon the occurrence of an Event of Default, Lender, at its option, shall be entitled to exercise any one or more of the following remedies (all of which are cumulative):

         1. Declare Obligations Due. Lender, at its option, may declare the obligations or any part thereof immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Grantor and any maker, endorser, guarantor, surety or other party liable in any capacity for any of the obligations.

         2. Remedies. Lender shall have all of the rights and remedies provided for in this Agreement and in any other agreements executed by Grantor, the rights and remedies in the Uniform Commercial Code of Texas, and any and all of the rights and remedies at law and equity, all of which shall be deemed cumulative. Without limiting the foregoing, Grantor agrees that Lender shall have the right to (a) require Grantor to assemble the Collateral and make it available to Lender at a place designated by Lender that is reasonably convenient to both parties, which Grantor agrees to do; (b) take possession of the Collateral, with or without process of law, and, in this connection, enter any premises where the Collateral is located to remove same, to render it unusable, or to dispose of same on such premises; (c) sell, lease or otherwise dispose of the Collateral, by public or private proceedings, for cash or credit, without assumption of credit risk; and/or (d) whether before of after default, collect and receipt for, compound, compromise, and settle, and give releases, discharges and acquaintances with respect to, any and all amounts owned by any person or entity with respect to the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will send Grantor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition will be made. Any requirement of reasonable notice to Grantor shall be met if such notice is mailed, postage prepaid, to Grantor at the address of Grantor designated at the beginning of this Agreement, at least five (5) days before the day of any public sale or at least five (5) days before the time after which any private sale or other disposition will be made.

         3. Expenses. Grantor shall be liable for and agrees to pay the reasonable expenses


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incurred by Lender in enforcing its rights and remedies, in retaking, holding, testing, repairing, improving, selling, leasing or disposing of the Collateral, or like expenses, including, without limitation, attorneys' fees and legal expenses incurred by Lender. These expenses, together with interest thereon from the date incurred until paid by Grantor at the maximum contract rate allowed under applicable laws, which Grantor agrees to pay, shall constitute additional Obligations and shall be secured by and entitled to the benefits of this Agreement.

         4. Proceeds; Surplus; Deficiencies. Proceeds received by Lender from disposition of the Collateral shall be applied toward Lender's expenses and other Obligations in such order or manner as Lender may elect. Grantor shall be entitled to any surplus if one results after lawful application of the proceeds. Grantor shall remain liable for any deficiency.

         5. Remedies Cumulative. The rights and remedies of Lender are cumulative and the exercise of any one or more of the rights or remedies shall not be deemed an election of rights or remedies or a waiver of any other right or remedy. Lender may remedy any default and may waive any default without waiving the default remedied or without waiving any other prior or subsequent default.

H.       OTHER AGREEMENTS.

         1. Savings Clause. Notwithstanding any provision to the contrary herein, or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable usury laws. If any such excessive interest is so provided for, then in such event
(i) the provisions of this paragraph shall govern and control, (ii) neither the Grantor nor its successors or assigns or any other party liable for the payment thereof, shall be obligated to pay the amount of such interest to the extent that is in excess of the maximum amount permitted by law, (iii) any such excess interest that may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the then unpaid principal amount thereof or refunded to the maker thereof, and
(iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate under applicable usury laws as now or hereafter construed by the courts having jurisdiction.

         2. Waivers. Grantor and any maker, endorser, guarantor, surety or other party liable in any capacity respecting the Obligations hereby waive demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor and any other similar notice whatsoever, subject to Grantor's rights to notice and cure expressly provided for in the Loan Agreement.

         3. Severability. Any provision hereof found to be invalid by courts having jurisdiction shall be invalid only with respect to such provision (and then only to the extent necessary to avoid such invalidity). The offending provision shall be modified to the maximum extent possible to confer upon Lender the benefits intended thereby. Such provision as modified and the remaining provisions hereof shall be construed and enforced to the same effect as if such offending provision (or portion thereof) had not been contained herein, to the maximum extent possible.


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         4.      Use of Copies.  Any carbon, photographic or other reproduction of any financing statement signed by Grantor is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state.

         5. Relationship to Other Agreements. This Security Agreement and the security interests (and pledges and assignments as applicable) herein granted are in addition to (and not in substitution, notation or discharge of) any and all prior or contemporaneous security agreements, security interests, pledges, assignments, liens, rights, titles or other interests in favor of Lender or assigned to Lender by others in connection with the Obligations. All rights and remedies of Lender in all such agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security-, agreement shall govern and control. Grantor acknowledges that it has had full opportunity to consult with an attorney of its own choice regarding the nature, obligations and consequences of entering into each of the Loan Documents and that it is not relying upon counsel for the Lender in this regard. Grantor and the Lender have also entered into certain management arrangements under which the Lender is providing certain management, administrative and accounting services for the Grantor. The existence of such management arrangements, including the exercise by Lender of rights and remedies in that regard, may be deemed to constitute or give rise to certain conflicts of interest. Grantor hereby irrevocably, knowingly and willingly waives all such conflicts.

         6. Notices. Any notice or demand given by Lender to Grantor in connection with this Agreement, the Collateral or the Obligations shall be deemed given and effective two days after deposited in the United States mail, postage prepaid, addressed to Grantor at the address of Grantor designated at the beginning of this Agreement. Actual notice to Grantor shall always be effective no matter how given or received.

         7. Headings and Gender. Paragraph headings in this Agreement are for convenience only and shall be given no meaning or significance in interpreting this Agreement. All words used herein shall be construed to be of such gender or number as the circumstances require.

         8. Amendments. Neither this Agreement nor any of its provisions may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of the change, amendment, modification waiver or discharge is sought.

         9. Continuing Agreement. The security interest (and pledges and assignments as applicable) hereby granted and all of the terms and provisions in this Agreement shall be deemed a continuing agreement, until such time as all Obligations have been paid in full and all commitments of Lender to make Advances under the Loan Agreement have been terminated, whereupon this Agreement will terminate.

         10. Binding Effect. The provisions of this Security Agreement shall be binding upon the successors and assigns of Grantor and the rights, powers and remedies of Lender hereunder shall inure to the benefit of the successors and assigns of Lender.





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         11.     GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS,EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A J-JURISDICTION OTHER THAN THE STATE OF TEXAS.

EXECUTED this 1st day of April, 1996.
                         -----

JCW MEDICAL ASSOCIATES, P.A.


By:    /s/ Jerome C. Wasserstein
       ----------------------------------
         Jerome C. Wasserstein, President
         - GRANTOR -





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AMENDMENT ONE TO THE SECURITY AGREEMENT BY AND BETWEEN JCW MEDICAL ASSOCIATES,
P.A. AND DOCTORS PRACTICE MANAGEMENT, INC.

This Amendment One to the Security Agreement dated May 1, 1996 is agreed to by JCW Medical Associates, P.A., referred to herein as ("Grantor") and Doctors Practice Management, Inc. referred to herein as ("Lender").

In consideration of the mutual promises between Grantor and Lender, Article C included in the Security Agreement dated May 1, 1996 between Grantor and Lender is hereby amended and replaced in its entirety as follows:

Article C        All Accounts.
A security interest in all accounts include all bank accounts all accounts receivable and trade receivables now owned or existing as well as any and all that may hereafter arise or be acquired by Grantor, and all the proceeds and products thereof, including without limitation, all notes, drafts, acceptances, instruments and chattel paper arise there from, and all returned or repossessed goods arising from or relating to any such accounts, or other proceeds of any sale or other disposition of inventory.

In consideration of the mutual promises between Grantor and Lender, the following sentence is added to Article H as item 12 in the Security Agreement dated May 1, 1996 between Grantor and Lender is hereby added.

Article H.12     Personal Guarantee
Grantor is personally liable for the $675,000 loan advanced under the REVOLVING CREDIT NOTE dated April 1, 1996 between JCW Medical Associates, P.A. ("Maker") and Doctors Practice Management, Inc. ("Payee") and all monies advanced under the CREDIT AGREEMENT dated May 1, 1996 between JCW Medical Associates, P.A. ("Borrower") and Doctors Practice Management, Inc. ("Lender")

Such Amendment One to the Security Agreement shall be effective as of May 1, 1996.

DOCTOR:
JCW MEDICAL ASSOCIATES, P.A.

By:   /s/ Jerome Wasserstein
      ------------------------------
          Dr. Jerome Wasserstein

COMPANY:
DOCTORS PRACTICE MANAGEMENT, INC.

By:  /s/  Philip Chan
     -------------------------------
          Philip Chan, Vice President


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